UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2024

Redwoods Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

1115 Broadway, 12th Floor

New York, NY 10010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (646) 916-5315

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units,	RWODU	The Nasdaq Stock Market LLC
Common Stock	RWOD	The Nasdaq Stock Market LLC
Warrants	RWODW	The Nasdaq Stock Market LLC
Rights	RWODR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Redwoods Acquisition Corp. (“RWOD,” or “PubCo” upon and following the Merger (as defined herein)) originally filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2024 (the “Original Filing”). The sole purpose of this Amendment is to clarify the disclosure under Item 8.01 of the Original Filing to reflect that the pro rata portion of the Trust Account each public share would be entitled to receive upon redemption (the “Redemption Price”) is approximately $10.78, instead of $10.80 per share. The Redemption Price of $10.78 is based on the Trust Account balance as of June 14, 2024, of $18,990,382.23, which takes into account RWOD’s tax expense withdrawal from the Trust Account of $770,838.33. RWOD previously reported a Redemption Price of $11.20 in the Current Report on Form 8-K filed on May 10, 2024, which amount, as stated in such Form 8-K, was prior to the deduction of any applicable taxes and therefore did not account for the tax withdrawal of $770,838.33.

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on May 30, 2023, RWOD, ANEW Merger Sub, Inc., a Wyoming corporation and wholly-owned subsidiary of RWOD (“Merger Sub”), and ANEW MEDICAL, INC., a Wyoming corporation (“ANEW”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), pursuant to which, among other things, (1) ANEW will merge with and into Merger Sub with Merger Sub surviving as a wholly-owned subsidiary of RWOD (the “Merger”), and (2) shareholders of ANEW immediately prior to the Effective Time (as defined in the Merger Agreement) collectively will receive from RWOD, in the aggregate, a number of newly issued shares of common stock of PubCo, par value $0.0001 per share, equal to: (i) $60,000,000, divided by (ii) $10.00 per share in consideration of converting their shares of ANEW (collectively, the “Business Combination”).

Forward Purchase Agreement with Meteora

On June 13, 2024, RWOD and ANEW entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), and (iii) Meteora Strategic Capital, LLC (“MSC” and, collectively with MCP and MSTO, the “Seller”) (the “Forward Purchase Agreement”). For purposes of the Forward Purchase Agreement, (i) RWOD is referred to as the “Counterparty” prior to the consummation of the Business Combination, while PubCo is referred to as the “Counterparty” after the consummation of the Business Combination and (ii) “Shares” means shares of the common stock, par value $0.0001 per share, of RWOD prior to the closing of the Business Combination (“RWOD Shares”), and, after the closing of the Business Combination, shares of common stock, par value $0.0001 per share, of Pubco (“PubCo Shares”). Capitalized terms used herein but not otherwise defined have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intends, but is not obligated, to purchase up to 1,000,000 Shares (the “Purchased Amount”) pursuant to the FPA Funding Amount PIPE Subscription Agreement (as defined herein), less the number of RWOD Shares purchased by the Seller separately from third parties through a broker in the open market (“Recycled Shares”). The Seller will not be required to purchase an amount of Shares such that following such purchase, the Seller’s ownership would exceed 9.9% of the total Shares outstanding immediately after giving effect to such purchase, unless the Seller, at its sole discretion, waives such 9.9% ownership limitation. The number of Shares subject to the Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreement.

The Forward Purchase Agreement provides for a prepayment shortfall in an amount in U.S. dollars equal to 0.5% of the product of the Recycled Shares and the Initial Price (as defined herein) (the “Prepayment Shortfall”). The Seller will pay the Prepayment Shortfall to the Counterparty on the Prepayment Date (which amount will be netted from the Prepayment Amount) (the “Initial Prepayment Shortfall”). Additionally, following the closing of the Business Combination, Counterparty may, in its sole discretion, request additional Prepayment Shortfall from Seller in tranches of $250,000 (the “Additional Prepayment Shortfall” and, together with Initial Prepayment Shortfall, the “Prepayment Shortfall”); provided (i) Seller has recovered any prior Prepayment Shortfall, (ii) the VWAP Price over the prior ten (10) trading days multiplied by the then current freely-tradeable Shares held by Seller be at least seven (7) times greater than the Additional Prepayment Shortfall request and (iii) the total value traded in Counterparty’s stock, as reported on the relevant Bloomberg Screen, be at least seven (7) times greater than the Additional Prepayment Shortfall request (with (i), (ii) and (iii) collectively as the “Shortfall Conditions”). Notwithstanding the foregoing, Seller may waive the Shortfall Conditions, in whole or in part, via written consent to Counterparty.

The Seller in its sole discretion may sell Recycled Shares at any time following the Trade Date and at any sales price, without payment by the Seller of any Early Termination Obligation until such time as the proceeds from such sales equal 110% of the Prepayment Shortfall (as set forth under Shortfall Sales in the Forward Purchase Agreement) (such sales, “Shortfall Sales,” and such shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions of the Forward Purchase Agreement applicable to Terminated Shares (as defined herein), when an OET Notice (as defined herein) is delivered under the Forward Purchase Agreement, in each case the delivery of such notice in the sole discretion of the Seller (as further described under “Optional Early Termination” and “Shortfall Sales” in the Forward Purchase Agreement).

The Forward Purchase Agreement provides that the Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the number of Shares as set forth in a Pricing Date Notice and (ii) the redemption price per share as defined in Section 9.2(b) of the Amended and Restated Certificate of Incorporation of RWOD, effective as of March 30, 2022, as amended from time to time (the “Initial Price”), less (y) the Initial Prepayment Shortfall.

The Counterparty will pay to the Seller the Prepayment Amount required under the Forward Purchase Agreement directly from the Counterparty’s trust account maintained by Continental Stock Transfer & Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement shares (the “Trust Account”), no later than the earlier of (a) one New York business day after the date of the closing of the Business Combination pursuant to the Business Combination Agreement (the “Closing Date”) and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination; except that to the extent that the Prepayment Amount is to be paid from the purchase of Additional Shares (as defined herein) by the Seller, such amount will be netted against such proceeds, with the Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount.

The Seller will purchase “Additional Shares” from the Counterparty at any date prior to the Valuation Date at the Initial Price, with such number of Shares to be specified in a Pricing Date Notice as Additional Shares subject to 9.9% ownership limitations which may be waived by Seller at its sole discretion; provided that such number of Additional Shares that may be purchased from the Counterparty will not exceed (x) the Maximum Number of Shares, minus (y) the Recycled Shares. For the avoidance of doubt, any Additional Shares purchased by the Seller will be included in the number of Shares under the Forward Purchase Agreement for all purposes.

In addition to the Prepayment Amount, the Counterparty will pay directly from the Trust Account, on the Prepayment Date, an amount equal to the product of (x) up to 35,000 (with such final amount to be determined by Seller in its sole discretion via written notice to the Counterparty) and (y) the Initial Price. The Shares purchased with the Share Consideration (the “Share Consideration Shares”) will be incremental to the Maximum Number of Shares (as defined herein) and will not be included in the number of Shares in connection with the Transaction under the Forward Purchase Agreement.

Within 30 days after June 13, 2024 (the “Trade Date”), the Counterparty will file (at the Counterparty’s sole cost and expense) with the SEC a registration statement registering the resale of all Shares held by the Seller, including the Recycled Shares, Share Consideration Shares and any Additional Shares (the “Registration Statement”), and have the Registration Statement declared effective as soon as practicable after the filing thereof in accordance with the terms of the Forward Purchase Agreement.

The reset price (the “Reset Price”) will initially be $10.00. The Reset Price will be subject to reset on a weekly basis commencing the first week following the thirtieth day after the closing of the Business Combination to be the lesser of (a) the Initial Price and (b) the VWAP Price of the Shares of the prior trading weeks, but no lower than $8.00; provided that the Reset Price will be subject to reduction upon a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering. The “Maximum Number of Shares” subject to the Forward Purchase Agreement will initially be the Purchased Amount; upon the occurrence of a Dilutive Offering Reset, a number of Shares equal to the quotient of (i) the Purchased Amount divided by (ii) the quotient of (a) the price of such Dilutive Offering divided by (b) the $10.00.

From time to time and on any date following the Trade Date (any such date, an “OET Date”) and subject to the terms and conditions in the Forward Purchase Agreement, the Seller may, in its absolute discretion, terminate the Transaction in whole or in part by providing written notice to the Counterparty (the “OET Notice”), by the later of (a) the fifth Local Business Day following the OET Date and (b) no later than the next Payment Date following the OET Date, (which will specify the quantity by which the number of Shares will be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice will be to reduce the number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty will be entitled to an amount from the Seller, and the Seller will pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date (except that no amount will be due to Counterparty upon any Shortfall Sale). The payment date may be changed within a quarter at the mutual agreement of the parties.

The “Valuation Date” is the earlier to occur of (a) the date that is 3 months after the Closing Date, (b) the date specified by the Seller in a written notice to be delivered to the Counterparty at the Seller’s discretion (which Valuation Date will not be earlier than the day such notice is effective) after the occurrence of any of (v) a Shortfall Variance Registration Failure, (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event, and (c) the date specified by the Seller in a written notice to be delivered to the Counterparty at the Seller’s sole discretion (which Valuation Date will not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from the Seller to the Counterparty in accordance with the Forward Purchase Agreement.

On the Cash Settlement Payment Date, which is the tenth local business day immediately following the last day of the Valuation Period, the Seller will remit to the Counterparty an amount equal to the Settlement Amount and will not otherwise be required to return to the Counterparty any of the Prepayment Amount and the Counterparty will remit to the Seller the Settlement Amount Adjustment (as defined herein); provided, that if the Settlement Amount less the Settlement Amount Adjustment is a negative number and either clause (x) of the “Settlement Amount Adjustment” section in the Forward Purchase Agreement applies or the Counterparty has elected pursuant to clause (y) under “Settlement Amount Adjustment” in the Forward Purchase Agreement to pay the Settlement Amount Adjustment in cash, then neither the Seller nor the Counterparty will be liable to the other party for any payment under “Cash Settlement Payment Date” in the Forward Purchase Agreement. The “Settlement Amount Adjustment” is the cash amount equal to the product of (i) the Maximum Number of Shares as of the Valuation Date multiplied by (ii) $1.00.

The Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under RWOD’s Certificate of Incorporation that would require redemption by RWOD. Such waiver may reduce the number of Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Counterparty has agreed to grant the Seller, for the period beginning on June 13, 2024 and ending on the 12-month anniversary of the Valuation Date, the right, but not the obligation, in its sole discretion, to invest on the terms offered to the Seller by the Counterparty up to 50% of any future debt, equity, derivative or any other kind of financing of the Counterparty, as legally permitted (each a “Covered Financing”). The Seller will be provided at least ten (10) business day notice to invest in any Covered Financing.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text the Forward Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subscription Agreement

On June 13, 2024, RWOD entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with the Seller.

Pursuant to the FPA Funding PIPE Subscription Agreement, Seller agreed to subscribe for and purchase, and RWOD agreed to issue and sell to Seller, prior to the Valuation Date, an aggregate of up to 1,000,000 RWOD Shares, less the Recycled Shares in connection with the Forward Purchase Agreement, at the Initial Price per share. On the Closing Date, all outstanding RWOD Shares (including shares issued pursuant to the Subscription Agreement) will be exchanged for newly issued PubCo Shares in accordance with the terms of the Merger Agreement.

The foregoing description of the FPA Funding PIPE Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text the FPA Funding PIPE Subscription Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As of June 13, 2024, RWOD has received requests to redeem a total of 1,589,776 RWOD Shares. As of June 14, 2024, the pro rata portion of the Trust Account each public share would be entitled to receive upon redemption (the “Redemption Price”), assuming estimated withdrawals from the Trust Account to pay franchise and income taxes owed by RWOD, is approximately $10.78 per share. The Redemption Price of $10.78 is based on the Trust Account balance as of June 14, 2024, of $18,990,382.23, which takes into account the Company’s tax expense withdrawal from the Trust Account of $770,838.33. Stockholders who wish to withdraw their previously submitted redemption requests may do so by requesting RWOD’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares. RWOD previously reported a Redemption Price of $11.20 in the Current Report on Form 8-K filed on May 10, 2024, which amount, as stated in such Form 8-K, was prior to the deduction of any applicable taxes and therefore did not account for the tax withdrawal of $770,838.33.

Item 8.01. Other Events.

Trust Disclosure Redemptions

As of June 13, 2024, RWOD has received requests to redeem a total of 1,589,776 RWOD Shares. As of May 31, 2024, the pro rata portion of the Trust Account each public share would be entitled to receive upon redemption (the “Redemption Price”), assuming estimated withdrawals from the Trust Account to pay franchise and income taxes owed by RWOD, is approximately $10.78 per share. Stockholders who wish to withdraw their previously submitted redemption requests may do so by requesting RWOD’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of Redwoods and ANEW MEDICAL Inc. (“ANEW”), as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to ANEW’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from Redwoods’ stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Redwoods’ common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the registration statement on Form S-4, filed by Redwoods with the SEC; and in Redwood Acquisition Corp.’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Redwoods, ANEW and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Redwoods and ANEW. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Redwoods filed a registration statement on Form S-4 with the SEC, which included a document that serves as a prospectus and proxy statement of Redwoods, referred to as a proxy statement/prospectus. A proxy statement/prospectus was sent to all of Redwoods’s stockholders on or about February 20, 2024. Redwoods will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Redwoods are urged to read the registration statement on Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Redwoods Acquisition Corp., at 1115 Broadway, 12th Floor, New York, NY 10010. Investors and security holders will also be able to obtain free copies of the registration statement on Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Redwoods through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF REDWOODS ACQUISITION CORP. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT REDWOODS ACQUISITION CORP. WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REDWOODS ACQUISITION CORP., ANEW AND THE TRANSACTIONS.

Participants in the Solicitation

Redwoods and its directors and executive officers may be deemed participants in the solicitation of proxies from Redwoods’ stockholders with respect to the business combination. Information about Redwoods’ directors and executive officers and a description of their interests in Redwoods is included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed transaction.

ANEW and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Redwoods in connection with the proposed business combination. Information about ANEW’s directors and executive officers and information regarding their interests in the proposed transaction is included in the proxy statement/prospectus for the proposed transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Redwoods Acquisition Corp. or ANEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No.	Description
10.1	Forward Purchase Agreement, dated June 13, 2024, by and among Redwoods Acquisition Corporation, ANEW Holdings Limited, Meteora Select Trading Opportunities Master, LP, Meteora Capital Partners, LP and Meteora Strategic Capital, LLC
10.2	Subscription Agreement, dated June 13, 2024, by and among Redwoods Acquisition Corporation, Meteora Select Trading Opportunities Master, LP, Meteora Capital Partners, LP and Meteora Strategic Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2024	REDWOODS ACQUISITION CORP.

	By:	/s/ Jiande Chen
	Name:	Jiande Chen
	Title:	Chief Executive Officer